Warrant Liability (Tables)	12 Months Ended
Dec. 31, 2019
Warrant Liability [Abstract]
Schedule of Fair Value of Warrants

The fair value of Warrants #9 on the various dates was calculated using a Black-Scholes option pricing model with the assumptions provided in the table below. In order to estimate the fair value of the underlying preferred share, the Company used the market price of Liminal’s common shares at the measurement date, discounted for the fact that the preferred shares are illiquid. The value of the discount was calculated using a European put option model to sell a common share of Liminal at the price of $1,000.00 or $156.36 per share in 20 years.

	April 23,	February 22,	December 31,
	2019	2019	2018
Underlying preferred share fair value	32.43	152.15	130.00
Number of warrants issued	19,402	19,402	14,088
Volatility	55.6%	48.1%	44.5%
Risk-free interest rate	1.66%	1.84%	2.82%
Remaining life until expiry	7.8	8.0	7.9
Expected dividend rate	-	-	-